SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 14 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 21, 1997


                                  MASTEC, INC.
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               (Exact Name of Registrant as Specified in Charter)


                           Delaware 0-3797 59-1259279
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             (State or Other Jurisdiction (Commission (IRS Employer
               of Incorporation) File Number) Identification No.)


                3155 N.W. 77th Avenue, Miami, Florida 33122-1205
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (305) 599-1800


                                       N/A
    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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         Item 5.  Other Events

         On May 21, 1997, MasTec, Inc. (the "Company") announced an agreement to purchase a controlling interest in the telecommunications infrastructure construction business of Inepar, S.A. Industria e Construcoes, a Brazilian company. The Company has issued a press release announcing the purchase, a copy of which is attached as exhibit 99.1 and is incorporated herein by reference.


         Item 7.  Financial Statements and Exhibits.

         (c)

         99.1                       Press release dated May 21, 1997.


                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 28, 1997                          /s/ Edwin D. Johnson
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                                            Edwin D. Johnson
                                            Senior Vice President-
                                            Chief Financial Officer
                                            (Principal Financial Officer
                                             and Authorized Officer)